Exhibit 10.3

RECORD AND RETURN TO:
Catherine S. Moore
Holt Ney Zatcoff & Wasserman, LLP
100 Galleria Parkway, Suite 600
Atlanta, Georgia 30339

STATE OF GEORGIA

COUNTY OF FULTON

FIRST CONSOLIDATED AMENDATORY AGREEMENT

        THIS AGREEMENT made and entered into this 19th day of January, 2005, by and between ROBERTS PROPERTIES RESIDENTIAL, L.P., a Georgia limited partnership (hereinafter referred to as “Borrower”), ROBERTS REALTY INVESTORS, INC., a Georgia corporation (hereinafter referred to as “Guarantor”) and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (hereinafter referred to as “Lender”).

        W I T N E S S E T H:

        WHEREAS, Borrower has heretofore executed and delivered to Lender that certain Promissory Note, dated December 29, 2004, in the face amount of TWENTY MILLION FOUR HUNDRED ELEVEN THOUSAND FIVE HUNDRED FIFTY AND NO/100 DOLLARS ($20,411,550.00) with interest thereon (hereinafter referred to as the “Note”); and

        WHEREAS, Guarantor has heretofore executed and delivered to Lender that certain Unconditional Guaranty of Payment and Performance dated December 29, 2004 (herein referred to as the “Guaranty”), which guarantees the full and prompt payment and performance of all obligations of Borrower under the Note, the Security Deed and all other documents evidencing, securing or pertaining to the Note (collectively the “Loan Documents”) and all other indebtedness of Borrower to Lender; and

        WHEREAS, Borrower has heretofore executed and delivered to Lender that certain Deed to Secure Debt, Security Agreement and Assignment of Leases and Rents, dated December 29, 2004, recorded in Deed Book 39097, page 597, Records of the Clerk of Superior Court of Fulton County, Georgia (herein referred to as the “Security Deed”) for the purpose of securing the payment of the indebtedness evidenced by the Note and any and all other indebtedness of Borrower to Lender; and

        WHEREAS, Borrower wishes to amend the Security Deed and the other Loan Documents accordingly, (and to provide for other terms and conditions); and

        WHEREAS, Lender desires that Guarantor acknowledge and consent to the foregoing and the modification of the documents described herein and that Guarantor ratify and confirm its obligation as a guarantor of the Note.

        NOW THEREFORE, for and in consideration of the premises and the sum of TEN AND NO/100 DOLLARS ($10.00) in hand paid, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Borrower, Guarantor and Lender hereby agree as follows:

1.	Modification of Security Deed. The Security Deed is hereby modified and amended as follows:

1.1	All references in the Security Deed to the term Property shall hereafter be deemed to also include the real property described in Exhibit “A” hereof as Tract 3.

1.2	Exhibit “B” of the Security Deed is hereby amended to include those items listed on Exhibit “B” attached hereto.

1.3	Exhibit “C” of the Security Deed is hereby deleted in its entirety and substituted in lieu thereof shall be Exhibit “C” attached hereto.

2.	Modification of Loan Documents. The Loan Documents are hereby modified and amended as follows:

2.1	The terms Land, Property or Premises as defined in any of the Loan Documents, including without limitation the Environmental Indemnity Agreement dated December 29, 2004, between Borrower and Lender, shall hereafter be deemed to also include the real property and any improvements thereon, set forth in Exhibit “A” hereof.

2.2	Except as specifically modified and amended, all of the terms, conditions and provisions of the Loan Documents shall remain in full force and effect.

3.	Ratification and Consent by Borrower. Borrower hereby (i) ratifies and affirms all of its obligations under the Note, and the Security Deed and Loan Documents as modified and amended hereby; (ii) acknowledges, represents and warrants that the Note, and the Security Deed and the Loan Documents, as modified, constitute valid and enforceable obligations of Borrower as of this date, free from any defenses and claims of offset by Borrower; and (iii) consents to the modification and amendment of the Security Deed and Loan Documents as set forth herein.

4.	Certification of No Default. Borrower hereby certifies that, as of the date hereof, Borrower is not in default under the terms of the Note, the Security Deed or any of the Loan Documents.

5.	Ratification and Consent by Guarantor. Guarantor hereby (i) ratifies and affirms all its obligations under the Guaranty; (ii) acknowledges, represents and warrants that the Guaranty constitutes the valid and enforceable obligation of Guarantor, as of this date, free from any defenses and claims of offset; and (iii) consents to the execution by Borrower of the modification and amendment of the Security Deed and Loan Documents as set forth herein.

6.	Binding Agreement. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

7.	Entire Agreement. This Agreement constitutes the entire understanding and agreement of the parties hereto with respect to the modification and amendment of the Security Deed and Loan Documents and supersedes all prior agreements, understandings or negotiations with respect thereto.

8.	Georgia Law; Time. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Georgia. Time is of the essence of this Agreement.

9.	No Novation. Borrower, Lender and Guarantor hereby agree that this Agreement is not, and shall not be construed as, a novation of the Note or Security Deed, or the other Loan Documents.

        IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed under seal as of the date first above written.

Signed, sealed and delivered	BORROWER
in the presence of:

/s/ Miriam J. DeBevc	ROBERTS PROPERTIES RESIDENTIAL, L.P.,
Unofficial Witness	a Georgia limited partnership

/s/ Jessica Grant	By: Roberts Realty Investors, Inc.,
Notary Public	a Georgia corporation,
its sole general partner

Commission Expiration:	By: /s/ Greg M. Burnett
Name: Greg M. Burnett
August 10, 2008	Title: Secretary-Treasurer

(NOTARIAL SEAL)	(CORPORATE SEAL)

Signed, sealed and delivered	GUARANTOR
in the presence of:

/s/ Miriam J. DeBevc	ROBERTS REALTY INVESTORS, INC.
Unofficial Witness
/s/ Jessica Grant	By: /s/ Greg M. Burnett
Notary Public	Name: Greg M. Burnett
Title: Secretary-Treasurer

Commission Expiration:	(CORPORATE SEAL)

August 10, 2008

(NOTARIAL SEAL)

(Signatures continued on following page)

Signed, sealed and delivered	LENDER
in the presence of:
WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association
/s/ Barbara Brantley
Unofficial Witness
By: /s/ Benjamin A. Miller
Name: Benjamin A. Miller
/s/ Shenita K. Mickens	Title: Senior Vice President
Notary Public
(BANK SEAL)
Commission Expiration:

2/5/2008

(NOTARIAL SEAL)

EXHIBIT “A”

(Legal Description Omitted)

EXHIBIT “B”

(Title Exceptions)

1.	Easement contained in Right of Way Deed from Mrs. Crissey, J.H.S. Johnson, John W. Eaves and Ralph H. Howard to Fulton County, dated October 7, 1963, filed April 13, 1964, recorded in Deed Book 4219, page 572, Fulton County, Georgia records.

2.	Easement contained in Right of Way Deed from Edwin M. Crissey, et al. to Fulton County, dated February 22, 1964, filed November 27, 1964, recorded in Deed Book 4336, page 170, aforesaid records.

3.	Easement from Edwin M. Crissey to Georgia Power Company, dated July 9, 1969, recorded in Deed Book 5101, page 224, aforesaid records.

NOTE: A containment letter dated August 17, 1998, has been obtained from Georgia Power Company stating that Georgia Power Company claims no further interest in the Easement described above except the right to operate, maintain, rebuild and renew its existing facilities within its presently maintained rights of way.

4.	Sanitary sewer and drainage easement areas as shown on plat of Property of John E. Didicher and Betty J. Didicher, filed December 19, 1978, recorded in Plat Book 114, page 66, aforesaid records.

5.	Rights of others in and to the drainage ditch located in the northwesterly portion of the subject property.

6.	Rights of tenants, as tenants only, under that certain unrecorded Residential Lease between Kim Lucey, Robin Lucey and Janelle Joyce, as Tenants, and Roberts Properties Peachtree Dunwoody, LLC, as Landlord, dated September 29, 2004, as assigned by Roberts Properties Peachtree Dunwoody, LLC to Roberts Properties Residential, L.P. by Assignment of Residential Lease dated January 19, 2005.

EXHIBIT “C”

(Land Releases)

        Subject to and upon the following terms and conditions only, Grantor shall have and is hereby granted the right to apply for and to obtain conveyances (each such conveyance being hereinafter referred to as a “Release”) from Grantee to Grantor of Exhibit A Tract 1 and/or Exhibit A Tract 2 and/or Exhibit A Tract 3 of the Property (to be designated by Grantor subject, however, to the limitations hereinafter set forth) for the purpose of releasing and discharging such portion or portions of the Property so conveyed from the lien, encumbrance and security title of the within Deed. The terms and conditions of each such Release are as follows:

        (a)    Each request by Grantor for the execution and delivery of a Release by Grantee shall be in writing and shall include therewith: (i) a designation of the portion of the Property as to which a Release is being thereby requested (hereinafter referred to as the “Release Parcel”); and (ii) the Release Price (as hereinafter defined).

        (b)    All Releases shall be in the form of Quit-Claim Deeds and the legal description contained therein shall conform to the Exhibit A legals, as appropriate. Each such Quit-Claim Deed shall be executed and delivered by Grantee to Grantor within ten (10) days after Grantor shall have requested a Release as contemplated by subparagraph (a) hereof.

        (c)    In consideration of Grantee’s execution and delivery of each Release, Grantor shall pay to Grantee, in cash or its equivalent, at the time and in the manner hereinabove provided, an amount (herein referred to as the “Release Price”) equal to the lesser of: (a) the balance owing on the Note or (b) $7,769,500.00 in the case of the release of Exhibit A Tract 1, $5,880,000.00 in the case of the release of Exhibit A Tract 2, and $10,950,000.00 in the case of the release of Exhibit A Tract 3.

        (d)    Notwithstanding the foregoing provisions of this Release Rider to the contrary, no Release shall be required to be executed and delivered by Grantee to Grantor if, at the time such Release is requested or at any time thereafter prior to the delivery of such Release to Grantor, (i) Grantor shall default in the payment of any principal or interest when due under the terms and provisions of this Deed or the Note, and (ii) any applicable period of grace or time within which Grantor shall have the right to cure any such default shall have theretofore expired.

        (e)    In no event whatsoever shall any Release be or be construed (i) as a discharge or conveyance of the Property or any portion thereof (other than the Release Parcel) from the lien, encumbrance and security title of this deed to secure debt, or (ii) as impairing in any manner whatsoever Grantee’s rights and powers with respect to that portion of the Property which shall remain subject to the lien hereof following any such Release as set forth in this Deed as security for the repayment of the balance of the indebtedness evidence by the Note.

        In addition to the foregoing, upon the dedication of the following described parcels of land to the City of Alpharetta, Georgia, or other applicable governmental entity, as a public road, Grantor shall also have the right to request that such parcels, which parcels are described in Exhibits C, D and E in the limited warranty deed from Cousins Properties Incorporated to Grantor, dated of even date herewith and recorded prior to this Security Deed (the “Deed”), be released from the lien of this Security Deed for no Release Price. Such releases shall otherwise be in accordance with the foregoing paragraphs (a) through (e) above. Grantor shall also consent to such sewer easements as may be dedicated to the City of Alpharetta, Georgia, or other applicable governmental entity, as described in the Deed.